                                                                    EXHIBIT 99.5
                                FORM OF ELECTION

                          CORNERSTONE PROPERTIES INC.


     This form of election and letter of transmittal, which we refer to as the form of election, should accompany certificates representing shares of common stock, no par value, of Cornerstone Properties Inc. when submitted pursuant to an election in connection with the proposed merger of Cornerstone Properties Inc. with and into Equity Office Properties Trust that is described in the joint
proxy statement/prospectus dated as of May   , 2000, that accompanies this form
of election.



A PROPERLY EXECUTED FORM OF ELECTION, TOGETHER WITH THE CORNERSTONE COMMON STOCK CERTIFICATES COVERED BY THE ELECTION OR A GUARANTEE OF DELIVERY OF THE CERTIFICATES, MUST BE RECEIVED BY EQUISERVE L.P. BY 5:00 P.M., EASTERN TIME, ON JUNE 15, 2000. IF YOU DO NOT MAKE AN EFFECTIVE ELECTION, YOU MAY RECEIVE EITHER CASH, EQUITY OFFICE COMMON SHARES OR A COMBINATION OF CASH AND EQUITY OFFICE COMMON SHARES, BASED ON THE ELECTIONS MADE BY OTHER CORNERSTONE COMMON STOCKHOLDERS. YOU MAY CHANGE OR REVOKE YOUR ELECTION AT ANY TIME BEFORE 5:00 P.M., EASTERN TIME, ON JUNE 15, 2000, BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THIS FORM OF ELECTION.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                            ------------------------


     In connection with the merger of Cornerstone Properties Inc. with and into Equity Office Properties Trust, the undersigned hereby submits the certificates listed below, which, prior to the merger, represent shares of common stock, no par value, of Cornerstone, and indicates a preference, subject to the terms and conditions set forth below, to have each share of Cornerstone common stock represented by a certificate converted into either (a) the right to receive
0.7009 of an Equity Office common share, with cash paid instead of any fractional share or (b) the right to receive $18.00 in cash, without interest, in accordance with, and subject to, Sections 1.10, 1.11 and 1.12 of the Agreement and Plan of Merger, among Equity Office, EOP Operating Limited Partnership, Cornerstone and Cornerstone Properties Limited Partnership, dated as of February 11, 2000, as amended. It is understood that the following election is subject to the terms, conditions and limitations set forth in (a)
the joint proxy statement/prospectus dated May   , 2000 relating to the merger,
receipt of which is acknowledged by the undersigned, (b) the merger agreement annexed as Annex A to the joint proxy statement/prospectus, and (c) the accompanying Instructions contained in Part VI hereof.



     The undersigned understands that no fractional Equity Office common shares will be issued, but instead, each holder of Cornerstone common stock, who otherwise would have been entitled to a fractional Equity Office common share, will receive an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (a) the average closing price of one Equity Office common share as reported on the New York Stock Exchange on the five trading days immediately preceding the date of the closing of the merger, by (b) 0.7009.



     The undersigned authorizes and instructs EquiServe L.P., as exchange agent, to deliver the certificates and to receive on behalf of the undersigned, in exchange for the shares of Cornerstone common stock represented by the certificates, any check for the cash or any certificates for the Equity Office common shares issued in the merger. If Cornerstone common stock certificates are not delivered with this form of election, there is furnished below a guarantee of delivery of such certificates for shares of Cornerstone common stock from a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.



     Unless otherwise indicated under Special Payment Instructions below, please issue any check and any certificates for Equity Office common shares in the name of the registered holder of the Cornerstone common stock. Similarly, unless otherwise indicated under Special Delivery Instructions below, please mail any check and any certificates for Equity Office common shares to the registered holder of the Cornerstone common stock at the address or addresses shown below.



     PLEASE READ THIS ENTIRE FORM OF ELECTION AND THE JOINT PROXY STATEMENT/ PROSPECTUS CAREFULLY BEFORE COMPLETING ANY SECTION BELOW. YOU MUST FOLLOW THE INSTRUCTIONS CONTAINED HEREIN. YOU MAY DIRECT QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND THIS FORM OF ELECTION TO EQUISERVE L.P.

                                     PART I

                         DUE DATE AND DELIVERY ADDRESS


     A PROPERLY EXECUTED FORM OF ELECTION, TOGETHER WITH THE STOCK CERTIFICATES COVERED BY THE FORM OF ELECTION OR A GUARANTEE OF DELIVERY OF THE CERTIFICATES, MUST BE RECEIVED BY EQUISERVE L.P. BY 5:00 P.M., EASTERN TIME, ON JUNE 15, 2000. IF YOU DO NOT MAKE AN EFFECTIVE ELECTION, YOU MAY RECEIVE EITHER CASH, EQUITY OFFICE COMMON SHARES OR A COMBINATION OF CASH AND EQUITY OFFICE COMMON SHARES, BASED ON THE ELECTIONS MADE BY OTHER CORNERSTONE STOCKHOLDERS.



     YOU MAY CHANGE OR REVOKE YOUR ELECTION AT ANY TIME BEFORE 5:00 P.M., EASTERN TIME, ON JUNE 15, 2000, BY FOLLOWING INSTRUCTION A(2), SET FORTH IN PART VI, BELOW.



     This form of election must be delivered to EquiServe L.P., which is the Exchange Agent, at the address set forth below.



                                 EQUISERVE L.P.



              By Mail:                         By Facsimile Transmission:             By Overnight Delivery or Hand:

           EquiServe L.P.                   (for Eligible Institutions Only)                  EquiServe L.P.
          Corporate Actions                          (781) 575-4826                          Corporate Actions
            P.O. Box 9573                        Confirm by Telephone:                      40 Campanelli Drive
        Boston, MA 02205-9573                        (781) 575-4816                         Braintree, MA 02184


     DELIVERY OF THIS FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ CAREFULLY THE INSTRUCTIONS CONTAINED HEREIN BEFORE YOU COMPLETE THE FORM OF ELECTION. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE JOINT PROXY STATEMENT/PROSPECTUS.

     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service. Facsimile transmission is available to a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

                                    PART II
                                    ELECTION



     Please list below the certificates for the shares of Cornerstone common stock that you have enclosed or with regard to which delivery is guaranteed. If the space below is inadequate, please provide the requested information on a separately executed schedule and attach it to this form of election.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                          TYPE OF ELECTION
----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NUMBER OF WHOLE SHARES            TOTAL NUMBER OF
                                         TOTAL NUMBER OF                    SUBJECT TO             WHOLE SHARES SUBJECT TO 0.7009
          CERTIFICATE                  SHARES REPRESENTED                  CASH ELECTION                    EQUITY OFFICE
            NUMBER                       BY CERTIFICATE*                ($18.00 PER SHARE)              COMMON SHARE ELECTION
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         TOTAL SHARES:
----------------------------------------------------------------------------------------------------------------------------------


---------------
* If you wish to make the same election for all shares of Cornerstone common stock represented by a certificate, make a check mark [X] in the column indicating such election opposite the certificate number. If you wish to make an election as to fewer than all shares of Cornerstone common stock evidenced by a certificate, indicate the number of shares in the appropriate columns, opposite the certificate number, as to which the election is made.


NOTE: The tax consequences to you of the merger vary depending upon, among other things, which of the above alternatives you choose. For certain information as to the federal income tax consequences of each type of election, see "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER."



IMPORTANT: In the event that elections to receive either cash or Equity Office common shares are oversubscribed, the shares of your Cornerstone common stock as to which elections have been made to receive the form of consideration which is oversubscribed will be reduced pursuant to specified proration procedures. For a description of these proration procedures, see Section 1.12 of the merger agreement attached as Annex A to the joint proxy statement/prospectus and "The Merger Agreement -- Proration of Cash and Equity Office Common Shares Issued in the Merger" in the joint proxy statement/prospectus.

                          SPECIAL PAYMENT INSTRUCTIONS

                        (SEE INSTRUCTIONS E(6) AND E(8))



  To be completed ONLY if the checks are to be made payable to, or the certificates for common shares of Equity Office are to be registered in the name of, someone other than the registered holder of Cornerstone common stock whose name appears below under "Holder Sign Here."



Name
     ----------------------------------------------
                   (PLEASE PRINT)




Address:
         -------------------------------------------
                     (PLEASE PRINT)

------------------------------------------------------
              (PLEASE INCLUDE ZIP CODE)

------------------------------------------------------
          (TELEPHONE NUMBER WITH AREA CODE)

------------------------------------------------------
                  TAX ID NUMBER

                         SPECIAL DELIVERY INSTRUCTIONS

                             (SEE INSTRUCTION E(7))



  To be completed ONLY if the checks are to be made payable to, or the certificates for common shares of Equity Office are to be issued in the name of, the registered holder of Cornerstone common stock but are to be sent to someone other than the registered holder or to an address other than the address of the registered holder set forth below under "Holder Sign Here."



Name
     ----------------------------------------------
                  (PLEASE PRINT)




Address:
         -------------------------------------------
                      (PLEASE PRINT)

------------------------------------------------------
               (PLEASE INCLUDE ZIP CODE)

------------------------------------------------------
          (TELEPHONE NUMBER WITH AREA CODE)

------------------------------------------------------
                    TAX ID NUMBER

                                    PART III

                                   SIGNATURES


                                HOLDER SIGN HERE



                   (SEE INSTRUCTIONS A(1), B, E(3) AND E(6))

             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
     (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION E(3))


This form of election must be signed by the registered holder exactly as the name appears on the stock certificate(s) or by any person authorized to become the registered holder by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity, please set forth the signatory's full title and see Instruction E(3).



X

--------------------------------------------------------------------------------

                 (SIGNATURE OF HOLDER OR AUTHORIZED SIGNATORY)


Date:
      --------------------------- , 2000


Name
      --------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
        ------------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Telephone No.
(with area code):
             -------------------------------------------------------------------

Tax Identification Number:
                     -----------------------------------------------------------

                            GUARANTEE OF SIGNATURES
                     (SEE INSTRUCTIONS E(3) AND E(7) BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------

                                   (CAPACITY)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     (ADDRESS OF FIRM -- INCLUDE ZIP CODE)


Telephone No.
(with area code) of Firm:
                    ------------------------------------------------------------

Date:
      --------------------------- , 2000

                                    PART IV

                             GUARANTEE OF DELIVERY
(TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED WITH THIS FORM OF ELECTION)


The undersigned is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States and guarantees to deliver to EquiServe L.P. the certificates for shares of Cornerstone common stock to which this form of election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Cornerstone, no later than 5:00 p.m., Eastern Time, on June 15, 2000.



--------------------------------------------------------       --------------------------------------------------------
                      NAME OF FIRM                                               AUTHORIZED SIGNATURE
--------------------------------------------------------       --------------------------------------------------------
                        ADDRESS                                                         TITLE
--------------------------------------------------------       Name: -------------------------------------------------
                        ZIP CODE                                                (PLEASE TYPE OR PRINT)
 Area Code and Tel. No.: -----------------------------         Dated: -------------------------------------------------

                                     PART V


                            WITHHOLDING CERTIFICATE


        SEE INSTRUCTION F FOR INSTRUCTIONS CONCERNING THE COMPLETION OF
                         THE SUBSTITUTE FORM W-9 BELOW.

-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         Social Security number or
                                                                                             Employer identification
                                                                                             number
                                                                                             ------------------
                                      -------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER         PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 IDENTIFICATION NUMBER (TIN)
                                      (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
                                      (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS")
                                          that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------

                                      CERTIFICATION INSTRUCTIONS -- You must cross out
                                      item (2) in Part 2 above if you have been notified     PART 3
                                      by the IRS that you are subject to backup              Exempt from
                                      withholding because of underreporting interest or      Backup
                                      dividends on your tax return. However, if after        Withholding
                                      being notified by the IRS that you are subject to      [ ]
                                      backup withholding you received another
                                      notification from the IRS stating that you are no
                                      longer subject to backup withholding, do not cross
                                      out item (2).
                                      ---------------------------------------------------
                                      Signature
                                      ------------------------------------------
                                      Date: ------------------------------, 2000
                                      Name ----------------------------------------------
                                      (please print)
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   IF YOU HAVE WRITTEN "APPLIED FOR" IN THE BOX PROVIDED FOR THE TIN, YOU ARE INDICATING THAT YOU HAVE APPLIED FOR A TIN OR INTEND TO APPLY FOR A TIN IN THE
          NEAR FUTURE, AND YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of my Cornerstone common stock shall be retained until I provide a taxpayer identification number to EquiServe L.P. and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


 Signature:
 -----------------------------------------------------------------------  Date:
 ------------------------- , 2000

 Name (please print):
 -----------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART VI

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS.


     1. Time in which to Elect. To be effective, EquiServe L.P. must receive your properly completed and signed (and not revoked) election on this form of election or a facsimile hereof, accompanied by the above-described certificates representing shares of Cornerstone common stock or a proper guarantee of delivery of the shares, at the address set forth in Part I of this form of election, no later than 5:00 p.m., Eastern Time, on June 15, 2000 (which time and day we refer to as the "election date"). Cornerstone stockholders whose certificates are not immediately available may also make an election by completing this form or a facsimile thereof, having the guarantee of delivery section properly completed and duly executed (subject to the condition that the certificates, the delivery of which is guaranteed, are in fact delivered to EquiServe L.P.), duly endorsed in blank or otherwise in form acceptable for transfer on the books of Cornerstone, no later than the election date. If your form of election and certificates (or proper guarantee of delivery of certificates) are not so received, you will not be entitled to specify your preference and may receive either Equity Office common shares, cash or a combination of Equity Office common shares and cash in the merger, determined in accordance with Section 1.12 of the merger agreement. See Instruction C.



     2. Change or Revocation of Election. You may change your election at any time prior to the election date. EquiServe L.P. must receive your written notice, together with a completed and signed form of election, at or before that time. You may also revoke your election by providing written notice to EquiServe L.P., or by withdrawing your stock certificates previously deposited with EquiServe L.P., at any time before the election date. If you wish to withdraw a revocation, you must deliver written notice of the withdrawal to EquiServe L.P. at any time before the election date. If the merger is not consummated before the end of the 60-day period following the election date, you may withdraw your stock certificates deposited with EquiServe L.P. and, in doing so, revoke your previously made election as of the election date, by providing written notice of withdrawal to EquiServe L.P. at any time after the end of the 60-day period.


     3. Nullification of Election. All forms of election will be void and of no effect if the merger is not consummated, and all forms of election and the certificates submitted with the forms shall be promptly returned to the persons who submitted those documents.

B. TYPES OF ELECTIONS.

     Subject to the provisions of Section 1.11 of the merger agreement, each share of Cornerstone common stock issued and outstanding immediately prior to the effective time of the merger will be converted into (a) the right to receive
0.7009 of an Equity Office common share, (b) the right to receive $18.00 in cash, without interest, or (c) if the cash election is oversubscribed or undersubscribed, the right to receive a combination of Equity Office common shares and cash.

     By properly completing the boxes marked "Type of Election," you may indicate the number of your shares of Cornerstone common stock which you desire to have converted into:

          (a) the right to receive in the merger cash in the amount of $18.00 per share of Cornerstone common stock, without interest; or

          (b) the right to receive in the merger 0.7009 of an Equity Office common share, per share of Cornerstone common stock, with cash paid instead of any fractional share.


     See Instruction E(4) for information concerning the right to make multiple elections.


C. ELECTION AND PRORATION PROCEDURES.


     You will find a description of the election and proration procedures set forth in the joint proxy statement/prospectus under "The Merger
Agreement -- Merger Consideration" A full statement of the election and proration procedures is contained in Article I of the merger agreement. All elections are subject to compliance with the election procedures and to the proration procedures set forth in the merger agreement. IN CONNECTION WITH MAKING ANY ELECTION, YOU SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND

STATEMENT AND THE INFORMATION CONTAINED IN THE JOINT PROXY
STATEMENT/PROSPECTUS UNDER "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER."


D. RECEIPT OF CHECKS AND EQUITY OFFICE COMMON SHARES.


     As soon as practicable after the effective time of the merger, checks and/or certificates representing common shares of Equity Office will be distributed to those holders who are entitled to such checks and/or certificates and who have surrendered their certificates representing shares of Cornerstone common stock to EquiServe L.P. for cancellation. In no event shall the holder of any surrendered certificate for shares of Cornerstone common stock be entitled to receive any interest on any cash to be received in the merger.


E. GENERAL.


     1. Execution and Delivery. This form of election or a facsimile hereof must be properly filled in, dated and signed, and must be delivered (together with stock certificates representing the shares of Cornerstone common stock as to which the election is made or with a duly signed guarantee of delivery of such shares) to EquiServe L.P. at the address set forth in Part I of this form of election.


     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT YOUR OPTION AND RISK, BUT, IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space for any material required by this form of election, please attach a separate sheet.


     3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on the form of election should correspond exactly with the name as written on the face of the certificate(s) unless the shares of Cornerstone common stock described on the form of election have been assigned by the registered holder. If there has been an assignment of Cornerstone common stock, the form of election should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.



     If the form of election is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered owner appears on the certificates with signature Medallion guaranteed.


     If the form of election is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other representative acting in a fiduciary capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the form of election.

     Your certificates may be surrendered by a firm acting as agent for you, as the registered holder, if the firm is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondent in the United States.


     4. Multiple Elections Allowed. You may make a single election for all of your shares of Cornerstone common stock, or, alternatively, different elections may be made for different portions of your shares.



     5. Checks and New Certificates in Same Name. If checks or certificates representing Equity Office common shares are to be payable to the order of, or registered in, exactly the same name that appears on the old certificates representing shares of Cornerstone common stock being submitted with this form of election, it will not be necessary to endorse the old certificates or to pay for transfer taxes.



     6. Checks and New Certificates in Different Name. If checks or stock certificates are to be payable to the order of, or registered in, other than exactly the name that appears on the old certificates submitted herewith, the certificates submitted must be endorsed or accompanied by appropriate, signed stock powers. The signature on the certificates or stock powers must be guaranteed by a firm that is a member of the New York Stock Exchange Medallion Signature Guarantee Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.



     7. Special Delivery Instructions. If the checks or the certificates for the Equity Office common shares are to be issued in your name, as the registered holder of shares of Cornerstone common stock, but are to be sent to someone other than you or to an address other than your address, it will be necessary to indicate the other person or address in the space provided.


     8. Stock Transfer Taxes. Equity Office will bear the liability for any state stock transfer taxes that apply to the delivery to you of checks and/or certificates for the Equity Office common shares pursuant to the merger. However, if any check or certificate is to be issued to any person other than you, as the registered holder of the shares of Cornerstone common stock represented by the certificates submitted to EquiServe L.P., it shall be a condition of the issuance and delivery of the check or certificate that EquiServe L.P. receive (a) the amount of any stock transfer taxes (whether imposed on you, as the registered holder, or the other person) that are to be paid because of the transfer to such person, or (b) satisfactory evidence that the stock transfer taxes have been paid or that an exemption applies before the check or certificate will be issued.



     10. Lost or Destroyed Certificate(s). If any Cornerstone common stock certificate has been lost, stolen or destroyed, you must immediately notify EquiServe L.P. in writing. Your letter should be forwarded along with your properly completed form of election and any certificates you may have in your possession. Once written notification of the loss is received by EquiServe L.P., an affidavit of loss and indemnity agreement, along with instructions which include the cost of replacing the certificate, will be sent to you, as the holder of the Cornerstone common stock represented by the lost certificate. Equity Office also may require the posting by you of an indemnity bond against any claim with respect to such lost common stock certificate. The exchange cannot be processed until any missing certificate has been replaced.


     11. Dividends on the Equity Office Common Shares. It is important that certificates representing Cornerstone common stock be surrendered promptly because, until the certificates are surrendered, the holders will not be entitled to receive payment of dividends or other distributions which may be declared and payable on Equity Office common shares, to the extent holders of Equity Office common shares are entitled to any dividends and distributions. Upon surrender, any dividends or other distributions with a record date after the effective time of the merger that are payable on the Equity Office common shares, and any cash amounts payable in respect of fractional shares will be paid, without interest, to the recordholder(s) in whose name(s) the certificates representing the Equity Office common shares were issued, subject to the terms of the merger agreement and applicable law.


     12. Miscellaneous. A single check and/or a single stock certificate will be issued.



     Equity Office and Cornerstone will determine all questions with respect to this form of election (including, without limitation, questions relating to the timeliness or effectiveness of any election and computations as to proration) and their determinations shall be conclusive and binding.



     You may obtain additional copies of this form of election from EquiServe
L.P. (whose telephone number is 1-800-   -     ).


F. IMPORTANT TAX INFORMATION.


     To prevent the application of federal income tax backup withholding, you must provide EquiServe L.P. with your correct Taxpayer Identification Number ("TIN") and certify that you are not subject to backup withholding. If you are an individual, your social security number is your TIN. The TIN should be provided in the box in Substitute Form W-9. If you do not return a form of election, you should still provide your TIN to EquiServe L.P. on Internal Revenue Service Form W-9. As a result of the allocation procedures described in the joint proxy statement/prospectus and the payment of cash in lieu of fractional Equity Office common shares, even if you elect to receive only Equity Office common shares, you may receive cash in the merger and, accordingly, should complete the Substitute Form W-9.


     Under federal income tax law, any person who is required to furnish such person's correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the Internal Revenue Service.


     If backup withholding applies to you, EquiServe L.P. is required to withhold 31% on payments for Cornerstone common stock made to you pursuant to the merger. Backup withholding is not an additional tax. Rather, your tax liability, if you are subject to backup withholding, will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service. Certain holders, including, among others, corporations and certain foreign holders, are generally not subject to these backup withholding and reporting requirements. If you believe you qualify as an exempt recipient on the basis of foreign status, you must submit a

Certificate of Foreign Status on Internal Revenue Service Form W-8BEN or an appropriate substitute Form (which EquiServe L.P. will provide upon request), signed under penalties of perjury, to EquiServe L.P. attesting to your exempt status.



     If you have not been issued a TIN and have applied for a TIN or if you intend to apply for a TIN in the near future, you should write "Applied For" in the box provided for the TIN on the Substitute Form W-9 included in this form of election. If this is the case, and you do not provide EquiServe L.P. with a TIN within 60 days, EquiServe L.P. will withhold 31% on payments for any Cornerstone common stock thereafter made to you pursuant to the merger until you provide a TIN to EquiServe L.P.


     See the enclosed Guidelines for Certification of Taxpayer Identification Number for additional information.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


---------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:          GIVE THE NAME AND
                                   SOCIAL
                                   SECURITY
                                   NUMBER OF --
---------------------------------------------------------
 1.  An individual's account       The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, the
                                   first individual on
                                   the account(1)
 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person(1)
 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint        The adult or, if the
     account)                      minor is the only
                                   contributor, the
                                   minor(1)
 6.  Account in the name of        The ward, minor or
     guardian or committee for a   incompetent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable        The grantor-
        savings trust account      trustee(1)
        (grantor is also trustee)
     b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under State
        law
 8.  Sole proprietorship account   The owner(4)
---------------------------------------------------------

---------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:          GIVE THE
                                   EMPLOYER
                                   IDENTIFICATION
                                   NUMBER OF --
---------------------------------------------------------
 9.  A valid trust, estate, or     The legal entity (Do
     pension trust                 not furnish the
                                   identifying number of
                                   the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself is
                                   not designated in the
                                   account title)(5)
10.  Corporate account             The corporation
11.  Religious, charitable, or     The organization
     educational organization
     account
12.  Partnership account held in   The partnership
     the name of the business
13.  Association, club, or other   The organization
     tax-exempt organization
14.  A broker or registered        The broker or nominee
     nominee

---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5 -- Application for a Social Security Number Card, or Form SS-4 -- Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get Forms SS-4 and SS-5 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

PAYEES EXEMPT FROM BACKUP WITHHOLDING


If you are an exempt payee, you should still file Form W-9 to avoid possible erroneous backup withholding. You should furnish your taxpayer identification number, write "exempt" on the face of the form, and return it to EquiServe L.P.


PRIVACY ACT NOTICE -- Section 6109 of the Internal Revenue Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES


(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer such as EquiServe L.P., you are subject to a penalty of $50 for each failure unless your failure is due to reasonable cause and not to willful neglect.


(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, PLEASE CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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